EXHIBIT 99.1

NEWS RELEASE

TAGLIKE ME COMPLETES SHARE EXCHANGE AGREEMENT
AND ACQUIRES GLOB MEDIA WORKS INC.

DALLAS, TEXAS – PR NEWSWIRE – June 29, 2012 – TagLikeMe Corp. (the “Company”, “TagLikeMe”) (SYMBOL TAGG-OTCBB, M6C1-Frankfurt) announces that effective June 29, 2012, the Company completed the share exchange agreement, dated May 14, 2012 (the "Agreement"), with Glob Media Works Inc. ("Glob Media"), a Washington company, and each of the shareholders of Glob Media (each a "Vendor" and collectively, the "Vendors"), whereby TagLikeMe has acquired all of the issued and outstanding shares of Glob Media in exchange for the issuance of 9,075,734 restricted shares of common stock of the Company to the Vendors on a pro rata basis in accordance with each Vendor's percentage ownership in Glob Media.

Glob Media owns intellectual property rights to its Internet cloud based software application related to online search and social media developed by Glob Media. As a result of the closing of the Agreement, Glob Media has become TagLikeMe Corp.`s direct wholly owned subsidiary.

The securities of TagLikeMe issued to the Vendors upon the closing of the Agreement have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from such registration requirements.

TagLikeMe Corp. President, Richard Elliot-Square states, “The completion of the acquisition of Glob Media paves the way for TagLikeMe Corp. to begin growing our search and social site TagLike.me on an unprecedented scale. We intend to use our wider access to capital and public market support to build TagLike.Me into a leading Internet destination in a comparatively short period.”

“We are focused on driving significant eyeballs that will result in tremendous short and long term value to TagLikeMe," Elliot-Square adds.

About Glob Media

Glob Media’s primary business is a social search destination called Taglike.me or Taglikeme.com which is an Internet services platform that combines the most commonly used functions of search and social media interaction in one destination. Taglike.me allows individuals to search the Internet by using the top two search engines of Bing™ and Google™ in addition to viewing related activities from popular social media based sites such as Facebook™, YouTube™, Twitter™ and Wikipedia ™ with regard to their search inquiry. In addition, Taglike.me gives the opportunity of searchers to connect and chat with others worldwide that might be searching similar topics as them. This adds a much-needed human element to search and online social interaction. Taglike.me is ideal for any online pedestrian or seasoned researcher that conducts significant search activities for personal or organization based interests.

The site has also incorporated sophisticated search refinement and semantic recommendation functions further allowing searchers to perform search inquiries more accurately and efficiently. In addition, the unique design of the site gives anyone the ability to preview a live snap shot of any web site, including images or videos, within their search results and users can simply drag and drop those results to their tagboards for later use, project organization or sharing.

For further information see: www.TagLikeMeCorp.com

Symbol: OTCBB/OTCQB – TAGG;

Frankfurt/Berlin Symbol - M6C1, WKN No.: A0QYTM; ISIN: 61732R 206

Contact North America: Investor Relations
Tel.: 214-800-2851

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS.  RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY’S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS.  EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.